UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2025

Ludwig Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-271439	61-1133438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8950 SW 74th Ct Ste 2201-A149 Miami, FL	33156
(Address of Principal Executive Offices)	(Zip Code)

786-363-0136

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the F4orm 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Interim Chief Executive Officer

On October 1, 2025, the Board of Directors (the “Board”) of Ludwig Enterprises, Inc., a Nevada corporation (the “Company”) appointed Jose Antonio Reyes to serve as the Company’s Interim Chief Executive Officer. Mr. Reyes currently serves as the Senior Head of Global Business Development and will continue in that role as well.

Mr. Reyes served as our Chief Executive Officer between August 2024 and April 2025. Prior to becoming our CEO, Mr. Reyes served as our COO from February 2023 until taking over as our CEO. From 2017 through 2023, Mr. Reyes served as Director of Executive Relations & Business Development for BlockScience, Inc., where his duties included overseeing the development of internal communications, hiring, monitoring and quality control systems. Mr. Reyes has over 30 years of leadership experience across national and international markets. Previously, Mr. Reyes co-founded and led IGM Global Inc., an executive education media company that provides insights into disruptive technologies and their industry impacts. He also founded Excelorators, Inc., offering corporate leadership development programs at prestigious institutions such as Harvard, MIT, Stanford, and West Point. Additionally, he was the Chief Strategy Officer for Trademark Tours, which specializes in private hospitality and customized education services at Harvard University. Reyes holds an MA in Communication and Media Studies and an MA in Biblical Studies from Regent University, along with a BA in Public Policy-Telecommunications from Duke University.

As of the date of filing of this Current Report on Form 8-K, the Company has not entered into any compensatory agreements, arrangements or understandings in connection with Mr. Reyes’s appointment as Interim Chief Executive Officer. The Company’s Compensation Committee is expected to review and consider appropriate compensation for Mr.  Reyes’s Interim Chief Executive Officer role in due course and, to the extent any such compensatory arrangements are made in connection with Mr.  Reyes’s appointment as Interim Chief Executive Officer, the Company will file an amendment to this Current Report on Form 8-K to include the information required by Item 5.02(c)(3) of Form 8-K.

There are no arrangements or understandings between Mr.  Reyes and any other persons pursuant to which he was appointed as Interim Chief Executive Officer. In addition, there are no family relationships between Mr.  Reyes and any other director or executive officer of the Company, and Mr.  Reyes has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2025.
LUDWIG ENTERPRISES, INC.

	By:	/s/ Scott J. Silverman
Scott J. Silverman
Chief Financial Officer

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